                                                                           Page 4 of 8 Pages

                                           Aircraft Lease Portfolio Securitization
                                                   96-1 Pass Through Trust

                                               Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------
                                PRIOR                                                                                  CURRENT
             ORIGINAL       PRINCIPAL                                                       REALIZED ACCRETED        PRINCIPAL
 CLASS     FACE VALUE         BALANCE      INTEREST   PRINCIPAL    PREMIUM         TOTAL      LOSSES INTEREST          BALANCE

   A     25,000,000.00   7,856,598.69     17,919.59  100,441.10       0.00    118,360.69        0.00     0.00     7,756,157.59
   A     60,000,000.00  18,855,836.68     43,007.02  241,058.63       0.00    284,065.65        0.00     0.00    18,614,778.05
   A     160,673,000.00 50,493,730.91    115,167.79  645,526.88       0.00    760,694.67        0.00     0.00    49,848,204.03
   B     56,868,750.00  40,063,750.00    109,451.94        0.00       0.00    109,451.94        0.00     0.00    40,063,750.00
   B             0.00            0.00          0.00        0.00       0.00          0.00        0.00     0.00             0.00
   C     50,044,500.00  39,559,903.71    120,382.98        0.00       0.00    120,382.98        0.00     0.00    39,559,903.71
   D     40,945,500.00  34,022,700.00          0.00        0.00       0.00          0.00        0.00     0.00    34,022,700.00
  E-1    82,918,250.00  82,918,250.00          0.00        0.00       0.00          0.00        0.00     0.00    82,918,250.00
  E-2            0.00            0.00          0.00        0.00       0.00          0.00        0.00     0.00             0.00

TOTALS   476,450,000.00273,770,769.99    405,929.32  987,026.61       0.00  1,392,955.93        0.00     0.00   272,783,743.38
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THRU RATES
------------------------------------------------------------------------------------------------------------------------------
                                PRIOR                                                        CURRENT
                            PRINCIPAL                                                      PRINCIPAL
 CLASS      CUSIP             BALANCE      INTEREST   PRINCIPAL    PREMIUM         TOTAL     BALANCE * CURRENT            NEXT

A        02109PAA8         314.263948      0.716784    4.017644    0.000000     4.734428  310.246304 3.432500%       3.682500%
A        U02029AA1         314.263945      0.716784    4.017644    0.000000     4.734428  310.246301 3.432500%       3.682500%
A        02109PAE0         314.263945      0.716784    4.017644    0.000000     4.734428  310.246302 3.432500%       3.682500%
B        0219PAF7          704.494999      1.924641    0.000000    0.000000     1.924641  704.494999 4.012500%       4.262500%
B        U02029AB9           0.000000      0.000000    0.000000    0.000000     0.000000    0.000000 4.012500%       4.262500%
C        02109PAG5         790.494534      2.405519    0.000000    0.000000     2.405519  790.494534 4.412500%       4.662500%
D        02109PAH3         830.926475      0.000000    0.000000    0.000000     0.000000  830.926475 13.750000%     13.750000%
E-1      AL9601108       1,000.000000      0.000000    0.000000    0.000000     0.000000 1,000.00000010.000000%     10.000000%
E-2      AL9601109           0.000000      0.000000    0.000000    0.000000     0.000000    0.000000 10.000000%     10.000000%

SELLER:                                       N/A                                        ADMINISTRATOR:    Michele Voon
SERVICER:                           Babcock & Brown Limited                                                Deutsche Bank
LEAD UNDERWRITER:                       Lehman Brothers                                                   4 Albany Street
RECORD DATE:                           February 28, 2005                                                New York, NY 10006
DISTRIBUTION DATE:                       March 15, 2005                             FACTOR INFORMATION    (800) 735-7777
------------------------------------------------------------------------------------------------------------------------------
                                                                                            © COPYRIGHT 2005 Deutsche Bank

                                                                           Page 5 of 8 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders
------------------------------------------------------------------------------------------------------------------------------
                                   ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Mar-05
------------------------------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

         1.1. DUE PERIOD     01-Feb-2005  to  28-Feb-2005

         1.2. ADDITIONAL REPORTED ITEMS

                    Initial Appraised Value of all Aircraft                              320,510,000.00

                    Aircraft Book Value                                                  236,221,737.50

                    Rentals, Interest and Other Payments in Arrears                        413,636.00

                    Is there an existing Event of Default?                                   YES      *

                    Number of Registration Defaults                                          0.00

                    Has an Enforcement Notice been Issued?                                    NO

                    WFC Aircraft Sale Date                                                   n/a

                    WFC Aircraft Payment Default Date                                        n/a

2. SUMMARY OF AVAILABLE FUNDS

         2.1. COLLECTIONS
              Interim deposits, withdrawals and transfers
                    Rents, Interest, Deferred Debt
                    & Other Lessee Payments                                  1,670,082.00

                    Swap Receipts                                                   0.00

                    Collections applied to excess
                        aircraft Maintenance Expenses                               0.00

                    Interim withdrawal of Defaulted Rent
                        from the Lease Maintenance
                        Reserve Account or the Lease                                0.00
                        Security Deposit Account

                    Transfer of Maintenance Reserve Receipts
                        to Lessee Funded Account                                    0.00

                    Transfer of Security Deposit Receipts
                        to Lessee Funded Account                                    0.00

                    Proceeds from sale or other disposition
                        of any Aircraft, Engine or other asset                      0.00

                    Remaining Aircraft Purchase Account
                        funds after Aircraft Sale Date                              0.00
                                                                    Sub Total:           1,670,082.00

              Payment Date deposits and transfers
                    Investment Earnings:
                         Collections Sub Account                    44,537.94
                         Expense Account                               24.22
                         Aircraft Purchase Account                      0.00
                         Class D Note Interest Reserve Account          0.00
                         Contingency Reserve Account                2,523.60
                         Maintenance Reserve Account                    0.00
                         Security Deposit Account                       0.00
                    Total Investment earnings for all accounts                 47,085.76

                    Investment Earnings retained within
                        Maintenance Reserve Account                     0.00
                    Investment Earnings retained within
                        Security Deposit Reserve Account                0.00
                                                                                    0.00
                                                                    Sub Total:           1,717,167.76
* The company had insufficient funds to pay all of the interest  due  to the holders of the Class D Notes.  The arrears owed to Class D Noteholders for the Due Period are $10,034,782.97 See Item 1.2 "Interest Amounts-Unpaid Balance D Note"  below for total overdue interest owed to holders of Class D Notes.
------------------------------------------------------------------------------------------------------------------------------
                                                                                    © COPYRIGHT 2005 Deutsche Bank

                                                                           Page 6 of 8 Pages

                                    Aircraft Lease Portfolio Securitization
                                             96-1 Pass Through Trust

                                         Statement To Certificateholders
------------------------------------------------------------------------------------------------------------------------------
                                         ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Feb-05
------------------------------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

         2.1. COLLECTIONS (cont.)
                    After Enforcement Notice or Disposition of Last
                         Aircraft Lessee Funded Account Transfers                   0.00

                    After Enforcement Notice, Aircraft Purchase Acct. funds         0.00

                    Remaining amounts in the Aircraft
                         Purchase Account transferred due to
                         WFC Aircraft Delivery Termination Date or
                         WFC Aircraft Payment Default Date                          0.00
                                              Sub Total:                                 1,717,167.76

              Other Miscellaneous amounts
                    For any aircraft which has undergone a
                         total loss or for which the lease
                         has been sold, conveyed or transferred:
                             Available Maintenance Reserves Amount                  0.00
                             Available Security Deposit Amount                      0.00

                    Miscellaneous Other Proceeds                                    0.00
                    Available Collections transferred to the Transaction Account:        1,717,167.76

              Reserve Account transfers
                    Maintenance Reserve Amount withdrawals
                        from the Collection Sub-Account                             0.00
                    Liquidity Reserve Amount withdrawals from
                        the Collection Sub-Account                                  0.00
                    Amounts withdrawn from the Class D
                        Interest Reserve Sub-Account                                0.00
                    Amounts withdrawn from the Contingency
                        Reserve Sub-Account                                         0.00
                    Total Amounts transferred to the Transaction Account:                1,717,167.76

         2.2. PAYMENTS FROM TRANSACTION ACCOUNT

         *          Required Expense Amount plus Additional
                        Company Expenses, Fees and Taxes                      248,359.18
                    Amounts transferred to the Collection
                        Account for Maintenance Reserve Amount                      0.00
                    Swap Payments due to Swap Provider                              0.00
                    Amounts transferred to the Collection Account
                        for Liquidity Reserve Amount                           75,852.65
                    Amounts transferred to the Class D
                        Note Interest Reserve Account                               0.00
                    Aggregate Swap Breakage Costs                                   0.00
                    Current plus prior unpaid Annual Dividends                      0.00
                    Deposit to the Lessee Funded Account for funds
                        previously transferred from the Lessee
                    Funded Account according to Clause 7.07(a)(iv)
                        of the Deed of Charge.                                      0.00
                                                                                           324,211.83

                    Payments to Noteholders                                              1,392,955.93
                    Total payments from the Transaction Account:                         1,717,167.76

         *          Monthly withdrawal from Collection Account
                        for Carotene Account                                    8,846.56
------------------------------------------------------------------------------------------------------------------------------
                                                                   © COPYRIGHT 2005 Deutsche Bank

                                                                           Page 7 of 8 Pages

                                     Aircraft Lease Portfolio Securitization
                                             96-1 Pass Through Trust

                                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------
                                        CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:15-Mar-05
------------------------------------------------------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

        1.1. INDICES
                  Current LIBOR Index Rate                                                                2.5625%
                  Next LIBOR Index Rate                                                                   2.8125%

        1.2. INTEREST AMOUNTS
                               CLASS           ACCRUED and UNPAID INTEREST AMOUNTS
                                             Note         Other (1)          Total
                               A Note       176,094.40    1,236,724.83      1,412,819.23
                               B Note       109,451.94      558,862.75        668,314.69
                               C Note       120,382.98      540,328.50        660,711.48
                               D Note    10,034,782.97    1,993,117.51     12,027,900.48
                               E Note    58,924,593.69            0.00     58,924,593.69
                                         69,365,305.98    4,329,033.59     73,694,339.57

                               CLASS                     UNPAID BALANCE
                                             Note         Other (1)          Total
                               A Note             0.00    1,236,724.83      1,236,724.83
                               B Note             0.00      558,862.75        558,862.75
                               C Note             0.00      540,328.50        540,328.50
                               D Note    10,034,782.97    1,993,117.51     12,027,900.48
                               E Note    58,924,593.69            0.00     58,924,593.69
                                         68,959,376.66    4,329,033.59     73,288,410.25

                     Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.

        1.3. PRINCIPAL AMOUNTS
                               CLASS        Target         Target         Additional     Target Amount
                                            Balance        Amount          Principal       Shortfall
                               A Note            (0.00)  77,206,166.28              0.00  76,219,139.67
                               B Note    40,063,750.00            0.00              0.00           0.00
                               C Note    35,256,100.00    4,303,803.71              0.00   4,303,803.71
                               D Note    28,845,900.00    5,176,800.00              0.00   5,176,800.00
                                                         86,686,769.99              0.00  85,699,743.38

        1.4. OTHER AMOUNTS
                  a) Class D Note Unpaid Makewhole Premium Amount                                  0.00

                  b) Class E Contingent Interest Amount                                            0.00

                  c) Unpaid Annual Dividends Balance                                               0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                          © COPYRIGHT 2005 Deutsche Bank

                                                                           Page 8 of 8 Pages

                                               Aircraft Lease Portfolio Securitization
                                                       96-1 Pass Through Trust

                                                   Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------
                                                       ADDITIONAL ITEMS REPORT
Distribution Date:   15-Mar-05
------------------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
        Note: Amounts reflect activity which has occurred during the relevant Due Period, as well as transfers resulting from the current Payment Date.
        --------------------------------------------------------------------------------------------------------------------
        Name                                    Prior Balance      Deposits      Withdrawals     Adjustments      Balance
        --------------------------------------------------------------------------------------------------------------------
        COLLECTION ACCOUNT
            Collections Sub-Account               22,115,147.35    1,793,020.41   1,717,167.76            0.00 22,191,000.00
             Expense Sub-Account                      28,296.25      239,536.84     267,833.09            0.00          0.00
             Aircraft Purchase Sub-Account                 0.00            0.00           0.00            0.00          0.00
             Class D Note Interest
                 Reserve Sub-Account                       0.00            0.00           0.00            0.00          0.00
             Contingency Reserve Sub-Account       1,400,000.00        2,523.60       2,523.60            0.00  1,400,000.00
                                                  --------------------------------------------------------------------------
                                       TOTALS:    23,543,443.60    2,035,080.85   1,987,524.45            0.00 23,591,000.00

        LESSEE FUNDED ACCOUNT
             Segregated Maintenance Reserve Sub-Account    0.00            0.00           0.00            0.00          0.00
             Segregated Security Deposit Sub-Account       0.00            0.00           0.00            0.00          0.00
                                                  --------------------------------------------------------------------------
                                       TOTALS:             0.00            0.00           0.00            0.00          0.00

          Liquidity Reserve Amount                                                               22,191,000.00
         Amounts held in respect of the Liquidity Reserve Amount within the Collection Account   22,191,000.00
          Surplus/(Shortfall)                                                                             0.00

2. MISCELLANEOUS:

        2.1. AIRCRAFT DETAILS

          Aircraft   Aircraft      Avg. Appraised   Date            Aircraft         Event         Event       Sale/Insurance
           Lessee    Serial Number   Value (1)    Appraised        Book Value         Date     Description(2)    Proceeds
           -----------------------------------------------------------------------------------------------------------------
            N/A         127               0.00       n/a                   0.00    8/2/1999           S         5,525,217.00
            N/A         283               0.00       n/a                   0.00   12/20/2002          S        20,757,041.00
            N/A        11287              0.00       n/a                   0.00    7/2/1999           S        12,646,518.00
            N/A        22381              0.00       n/a                   0.00   7/24/1997           S        35,000,000.00
        Batavia Air    23869     13,860,000.00   30-Jun-2004      17,208,124.44                                            -
        Travel Service 23870     14,540,000.00   30-Jun-2004      17,713,169.44                                            -
   Transaero Airlines  24519     14,990,000.00   30-Jun-2004      18,368,209.44                                            -
      China Southern   24898     13,340,000.00   30-Jun-2004      16,104,357.50                                            -
            N/A        24914              0.00       n/a                   0.00   10/1/2002           S        11,577,067.00
         Air Canada    24952     37,680,000.00   30-Jun-2004      50,169,845.00                                            -
         Air Canada    25000     37,170,000.00   30-Jun-2004      50,221,627.50                                            -
         Air 2000
(First Choice Airways) 25054     23,630,000.00   30-Jun-2004      32,467,627.50                                            -
         Meridiana     49785     10,510,000.00   30-Jun-2004      16,929,280.00                                            -
        Allegiant Air  49786     10,900,000.00   30-Jun-2004      17,039,496.67                                            -
                                --------------                   --------------                                -------------
                                176,620,000.00                   236,221,737.50                                85,505,843.00

              Notes: (1) Appraised Values have been provided by: Avitas Inc., Aircraft Information Services Inc.
                         and BK Associates Inc.
                     (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.

        2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                     None

------------------------------------------------------------------------------------------------------------------------------

                                                                                                © COPYRIGHT 2005 Deutsche Bank